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                                                                   Exhibit 11(b)


                               CONSENT OF COUNSEL


     We hereby consent to the use of our name and to the references to our firm under the caption "Legal Counsel" included in or made a part of the Post-Effective Amendment No. 26 to the Registration Statement of AmSouth Mutual Funds on Form N-1A under the Securities Act of 1933, as amended.


                                                  /s/ Ropes & Gray

                                                  ROPES & GRAY


Washington, D.C.
May 22, 1998